UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                January 31, 2007
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             (Exact name of registrant as specified in its charter)


        Virginia                    000-49929               82-0545425
-------------------------       -----------------       ------------------
     (State or other               (Commission             (IRS Employer
      jurisdiction                File Number)            Identification No.)
    of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)


                                       n/a
                                       ---
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

Attached are the forms of award under the Access National Corporation 1999 Stock Option Plan (as restated effective April 22, 2003) effective for all awards this date forward.


Exhibit 10.5.1   Form of Incentive Stock Option Agreement for Employee

Exhibit 10.5.2   Form of Incentive Stock Option for Employee-Director

Exhibit 10.5.3   Form of Non-Qualified Stock Option Agreement for Director

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACCESS NATIONAL CORPORATION
                               (Registrant)


Date:  January 31, 2007        By: /s/  Michael W. Clarke
                                   ---------------------------------
                               Name:  Michael W. Clarke
                               Title: President & Chief Executive Officer